UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2010
CLEAN DIESEL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33710	06-1393453

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1100, 10 Middle Street, Bridgeport, CT		06604

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:	(203) 416-5290

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This current report on Form 8-K/A amends the Registrant’s current report on Form 8-K filed on August 16, 2010 (the “Initial Form 8-K”). This report discusses the items disclosed under Item 4.02 in the Initial Form 8-K in more detail.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(b) On August 16, 2010, the Registrant (the “Company”), concluded that previously issued financial statements filed on Form 10-Q for the three and six month periods ended June 30, 2009, should no longer be relied on due to an accounting error identified by the Company. The Company has restated its June 30, 2009 quarterly information in the Form 10-Q filed on August 16, 2010 to reflect the error and included appropriate disclosure in Note 1 to the condensed consolidated financial statements. The cumulative error relates to the recording of the abandonment of patent and patent applications that caused losses for the aforesaid six months to be understated by approximately $137,000. The Company had previously concluded that the cumulative error is immaterial for the year ended December 31, 2009 and in an 8-K/A filed on May 20, 2010, the Company disclosed that the previously issued financial statements filed on Form 10-Q for the three month period ended March 31, 2009, should no longer be relied on due to this accounting error and these financial statements were restated in the Form 10-Q filed on May 14, 2010.
     The identified error relates to the recording of the abandonment of patent and patent applications that caused losses for nine months ended September 30, 2009 and the full year 2009 to be understated by approximately$180,000 and $185,000, respectively. While the Company does not believe that the cumulative error is material, the Company will amend its Form 10-Q for the nine months ended September 30, 2009 to reflect the correction of this error.
     John B. Wynne, Jr., the Registrant’s Interim Chief Financial Officer, Vice President and Treasurer and an authorized officer of the Registrant, and Charles W. Grinnell, a member of the Registrant’s board of directors and Vice President and Corporate Secretary of the Registrant, discussed the matters with EisnerAmper LLP (formerly known as Eisner LLP), the Registrant’s independent registered public accounting firm, and provided EisnerAmper LLP with a copy of such disclosure. EisnerAmper LLP has provided the Registrant with a letter relative to their review of this disclosure which is filed herewith as exhibit 99.1.
(d) Exhibits

Exhibit	Description
99.1	Letter from Independent Public Accounting Firm, dated August 26, 2010

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Diesel Technologies, Inc.
By:	/s/ John B. Wynne, Jr.
John B. Wynne, Jr.
Its: Interim Chief Financial Officer, Vice President and Treasurer

Dated: August 26, 2010

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